Exhibit 99.2

FORM 51-102F3

MATERIAL CHANGE REPORT

Item 1:	Name and Address of Company

Zymeworks Inc. (“Zymeworks” or the “Company”)

1385 West 8th Avenue, Suite 540

Vancouver, BC, Canada

V6H 3V9

Item 2:	Date of Material Change

October 16, 2019

Item 3:	News Release

A news release announcing the material change was disseminated through the facilities of Business Wire on October 16, 2019 and a copy was filed on the Company’s profile at www.sedar.com.

Item 4:	Summary of Material Change

On October 16, 2019, Zymeworks announced the appointment of Kathryn O’Driscoll to the executive team as Chief People Officer (“CPO”).

Item 5:	Full Description of Material Change

5.1 Full Description of Material Change

On October 16, 2019, Zymeworks announced the appointment of Kathryn O’Driscoll to the executive team as CPO.

Ms. O’Driscoll brings over 20 years of experience as an executive-level human resources leader across large global organizations in the technology and non-profit sectors. In her new role as Zymeworks’ CPO, she will be responsible for growing and developing its highly diverse and skilled workforce.

Ms. O’Driscoll has held various senior people-centric roles at Microsoft, including within the Server and Tools Business, which consisted of more than 11,000 employees and generated $13 billion in revenue. Most recently, she served as Vice President of People at Snowflake, a top cloud computing company where she led the development and implementation of people growth strategies and operations worldwide. Formerly she was the Vice President and Chief Human Resources Officer at PATH, an international leader in global health innovation, where she led a human resources team that had impact in over 50 countries.

5.2 Disclosure of Restructuring Transactions

Not applicable.

Item 6:	Reliance on subsection 7.1(2) of National Instrument 51-102

Not applicable.

Item 7:	Omitted Information

Not applicable.

Item 8:	Executive Officer

For further information, please contact Neil Klompas, Executive Vice President, Business Operations and Chief Financial Officer of the Company at (604) 678-1388.

Item 9:	Date of Report

October 16, 2019

Cautionary Note Regarding Forward-Looking Statements

This material change report includes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws, or collectively, forward-looking statements. Forward-looking statements in this material change report include statements that relate to the anticipated growth and development of Zymeworks’ workforce, expansion of operations across the United States and Canada, move towards commercialization, and other information that is not historical information. When used herein, words such as “will”, “becomes”, believe”, “may”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Zymeworks may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation, market conditions and the factors described under “Risk Factors” in Zymeworks’ Quarterly Report on Form 10-Q for the three month period ended June 30, 2019 (a copy of which may be obtained at www.sec.gov and www.sedar.com). Consequently, forward-looking statements should be regarded solely as Zymeworks’ current plans, estimates and beliefs. Investors should not place undue reliance on forward-looking statements. Zymeworks cannot guarantee future results, events, levels of activity, performance or achievements. Zymeworks does not undertake and specifically declines any obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances, or to reflect the occurrences of unanticipated events, except as may be required by law.